Exhibit 10.1

                                                              Execution Version

                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is dated as of June 21, 2005, among IPIX Corporation, a Delaware corporation (the "Company"), and each of the purchasers identified on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers").

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), the Company desires to issue and sell to each of the Purchasers, and each of the Purchasers, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:



                                   ARTICLE I
                                  DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

          "Additional Investment Rights" means, collectively, the Additional Investment Rights issued and sold under this Agreement, in the form of Exhibit A.

          "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

          "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

          "Change of Control" means the occurrence of either of the following in one or a series of related transactions: (i) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company, or (ii) the execution by the Company or its controlling shareholders of an agreement providing for or reasonably likely to result in the foregoing event.

          "Closing" means the closing of the purchase and sale of the Shares, the Additional Investment Rights and the Warrants pursuant to Section 2.1.

          "Closing Date" means the date of the Closing.

          "Closing Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by Purchasers holding a majority of the Securities.

          "Commission" means the Securities and Exchange Commission.

          "Common Stock" means the common stock of the Company, par value $0.001 per share.

          "Common   Stock   Equivalents"   means,   collectively,   Options  and
     Convertible Securities.

          "Company Counsel" means Winston & Strawn LLP, counsel to the Company.

          "Convertible Securities" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

          "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

          "Eligible Market" means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Excluded Stock" means Common Stock issued (A) upon exercise or conversion of any options or other securities described in Schedule 3.1(f) (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule) or (B) in connection with any issuance of shares or grant of options to employees, officers, directors or consultants of the Company pursuant to a stock option plan or other incentive stock plan duly adopted by the Company's board of directors or (C) pursuant to a bona fide firm commitment underwritten public offering through a nationally recognized investment banker in an aggregate offering amount greater than $20,000,000, or (D) in connection with a bona fide acquisition of another company, the primary purpose of which is not to raise cash.

          "Filing Date" means July 21, 2005, with respect to the initial Registration Statement required to be filed hereunder.

          "Lien" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

          "LP Counsel" means Proskauer Rose LLP, counsel to Iroquois Master Fund Ltd.

          "Losses" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys' fees.

          "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

          "Person" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

          "Per Unit Purchase Price" means $2.41.

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Purchaser Counsel" has the meaning set forth in Section 6.2(a).

          "Registrable Securities" means any Common Stock (including Underlying Shares) issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

          "Registration Statement" means the initial registration statement required to be filed under Article VI, including without limitation the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Required Effectiveness Date" means October 20, 2005.

          "Rule 144," "Rule 415," and "Rule 424" means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Securities" means the Shares, the Additional Investment Rights, the Warrants and the Underlying Shares.

          "Shares" means an aggregate of 4,149,378 shares of Common Stock, which are being issued and sold to the Purchasers at the Closing.

          "Subsidiary" means any Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.

          "Trading Day" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the NASDAQ National Market (or any successor thereto), or (c) if trading ceases to occur on the NASDAQ National Market (or any successor thereto), any Business Day.

          "Trading Market" means the NASDAQ SmallCap Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

          "Transaction Documents" means this Agreement, the Additional Investment Rights, the Warrants, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

          "Transfer Agent Instructions" means the Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Company's transfer agent.

          "Underlying Shares" means the shares of Common Stock issuable upon exercise of the Additional Investment Rights and Warrants.

          "Unit" means one Share, an Additional Investment Right to acquire 0.06 of a share of Common Stock and a Warrant to acquire 0.44 of a share of Common Stock.

          "Warrants" means, collectively, the Common Stock purchase warrants issued and sold under this Agreement, in the form of Exhibit B, and any Common Stock issued upon exercise of such warrants.

                                   ARTICLE II
                                PURCHASE AND SALE

     2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Units indicated below such Purchaser's name on the signature page of this Agreement at the Per Unit Purchase Price. The Closing shall take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, NY immediately following the execution hereof, or at such other location or time as the parties may agree.


     2.2 Closing Deliveries.

          (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

               (i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Shares equal to the number of Units indicated below such Purchaser's name on the signature page of this Agreement, registered in the name of such Purchaser;

               (ii) an Additional Investment Right, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of Underlying Shares indicated below such Purchaser's name on the signature page of this Agreement under the heading Additional Investment Right Shares, on the terms set forth therein;

               (iii) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of Underlying Shares indicated below such Purchaser's name on the signature page of this Agreement under the heading "Warrant Shares";(1)

               (iv) a legal opinion of Company Counsel, in the form of Exhibit C, executed by such counsel and delivered to the Purchasers; and

               (v) duly executed Transfer Agent Instructions acknowledged by the Company's transfer agent.

          (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company an amount equal to the Per Unit Purchase Price multiplied by the number of Units indicated below such Purchaser's name on the signature page of this Agreement under the heading "Purchase Price", in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Purchaser by the Company for such purpose.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

___________________
(1) Such amount shall be equal to 38% of the number of shares of Common Stock issued to such Purchaser pursuant to this Agreement, not including underlying shares.

     3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Purchasers as follows:

          (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

          (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole on a consolidated basis, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect").

          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditor's rights generally and by required principles of equity (regardless of whether enforcement is sought in a proceeding at law or equity).

          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, and which could reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected, the violation of which would cause a Material Adverse Effect.

          (e) Issuance of the Securities. The Securities (including the Underlying Shares) are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and shall not be subject to preemptive rights or similar rights of stockholders. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Additional Investment Rights and the Warrants.

          (f) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in
     Schedule 3.1(f). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. Except as disclosed in Schedule 3.1(f), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in Schedule 3.1(f), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issue and sale of the Securities (including the Underlying Shares) will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed in Schedule 3.1(f), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

          (g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials (together with any materials filed by the Company under the Exchange Act, whether or not required) being collectively referred to herein as the "SEC Reports" and, together with this Agreement and the Schedules to this Agreement, the "Disclosure Materials") on a timely basis (except as set forth in Schedule 3.1(g)) or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

          (h) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or in Schedule 3.1(h), (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans.

          (i) Absence of Litigation. Except as set forth in Schedule 3.1(i), there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.
     Schedule 3.1(i) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it could, individually or in the aggregate, have a Material Adverse Effect.

          (j) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect or for which appropriate accruals have been made in the Company's financial statements included in SEC Reports.

          (k) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance in all material respects.

          (l) Certain Fees. Except as set forth in Schedule 3.1(l), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions.

          (m) Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

          (n) Listing and Maintenance Requirements. The Company is in compliance with the listing and maintenance requirements of the NASDAQ SmallCap Market and has no reason to believe that it will not, in the foreseeable future, continue to be in compliance with all such listing and maintenance requirements.

          (o) Registration Rights. Except as described in Schedule 3.1(o), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

          (p)  Application  of  Takeover  Protections.  Except as  described  in
     Schedule 3.1(p), there is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (q) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure materials provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Purchaser makes or has made (i) any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in
     Section 3.2 or (ii) any statement, commitment or promise to the Company or, to its knowledge, any of its representatives which is or was an inducement to the Company to enter into this Agreement.

          (r) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Company and to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (s) Patents and Trademarks. Other than as described in the SEC Reports, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Other than as described in the SEC Reports, neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Other than as described in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights that could reasonably be expected to result in a Material Adverse Effect.

          (t) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (u) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (v) Transactions With Affiliates and Employees. Except as set forth in SEC Reports filed at least ten days prior to the date hereof, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (w) Form S-3 Eligibility. The Company is eligible to register the resale of its common stock for resale by the Purchasers under Form S-3 promulgated under the Securities Act.

          (x)  Internal  Accounting  Controls.  Except  as set  forth in the SEC
     Reports, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (y) Sarbanes-Oxley Act. The Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Agreement, except where such noncompliance could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.


     3.2 Representations and Warranties of the Purchasers. Each Purchaser, as to itself only and for no other Purchaser, hereby represents and warrants to the Company as follows:

          (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of Shares, Warrants and Additional Investment Rights hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditor's rights generally and by required principles of equity
     (regardless of whether enforcement is sought in a proceeding at law or equity).

          (b) Investment Intent. Such Purchaser is acquiring the Securities for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof in violation of applicable securities laws, without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time.

          (c) Purchaser Status. At the time such Purchaser was offered Shares, the Additional Investment Rights and Warrants, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (d)  Group  Status.  Such  Purchaser  is not  acting  with  any  other
     Purchaser as a "group" as that term is used in Section 13(d) of the Exchange Act.

          (e) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the

     Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (f) Access to Information. Such Purchaser has had the opportunity to ask questions or, and receive answers from, representatives of the Company concerning the Company and the terms and conditions of this transaction, as well as obtain any information requested by such Purchaser. Such Purchaser's decision to enter into the transactions contemplated hereby is based on such Purchaser's own evaluation of the risks and merits of the Company.


                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

     4.1 Transfer Restrictions.

          (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" and an "Affiliate" of such Purchaser, each as defined in Rule 501(a) under the Securities Act.

          (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing
     Securities:

         [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH

         APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

     Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

          (c) The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

     4.2 Furnishing of Information. For a period of two (2) years after the Effective Date, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. For a period of two (2) years after the Effective Date, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

     4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

     4.4 Reservation and Listing of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares. The Company shall in the time and manner required by its Trading Market, prepare and file with such Trading Market an additional share listing application covering the number of shares of Common Stock issuable under the Transaction Documents and shall take all steps necessary to cause such shares of Common Stock to be approved for listing on its Trading Market as soon as possible.

     4.5 Subsequent Placements.

          (a) From the date hereof until the Effective Date (the "Blockout Period"), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement").

          (b) From the end of the Blockout Period until the 90th Trading Day from the Effective Date, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4.5(b).

               (i) The Company shall deliver to each Purchaser a written notice (the "Offer") of any proposed or intended issuance or sale or exchange of the securities being offered (the "Offered Securities") in a Subsequent Placement, which Offer shall (v) include an email address to which the Purchasers may transmit the Notice of Acceptance (as defined below); (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons to which or with which the Offered Securities are to be offered, issued, sold or exchanged (unless restricted by a confidentiality agreement, in which case the Company will include a reasonably detailed description of type and nature of such Persons), and (z) offer to issue and sell to or exchange with each Purchaser (A) a pro rata portion of the greater of (1) all of such Offered Securities, but not more than an aggregate of $5,000,000 of such Offered Securities, and (2) 25% of such Offered Securities, based on such Purchaser's pro rata portion of the aggregate purchase price paid by the Purchasers for all of the Shares purchased hereunder (the "Basic Amount"), and (B) with respect to each Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts (the "Undersubscription Amount").

               (ii) To accept an Offer, in whole or in part, a Purchaser must promptly (and in any event not later than the close of business on the next Business Day after the day on which the Offer is received by such Purchaser) deliver a notice to the Company setting forth the portion of the Purchaser's Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Purchaser elects to purchase (in either case, the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts, then each Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between -------- ------- the total of all the Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Purchaser bears to the total Basic Amounts of all Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Board of Directors to the extent its deems reasonably necessary.

               (iii) The Company shall have three Trading Days from the expiration of the period set forth in Section 4.5(b)(ii) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers (the "Refused Securities"), but only to the offerees described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer.

               (iv) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4.5(b)(iii) above), then each Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Purchaser elected to purchase pursuant to Section 4.5(b)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to Section 4.5(b)(ii) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 4.5(b)(i) above.

               (v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.5(b)(iv) above if the Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and their respective counsel.

               (vi) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 4.5(b)(iii) above may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Agreement.

          (c)  The  restrictions  contained  in  paragraphs  (a) and (b) of this
     Section 4.5 shall not apply to Excluded Stock.

     4.6 Securities Laws Disclosure; Publicity. The Company shall, on or before 8:30 a.m., New York City time, on June 22, 2005, issue a press release acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. Within two Trading Days of the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission (the "8-K Filing") describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement and the form of the Additional Investment Rights and Warrants, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers promptly after filing. Except with respect to the 8-K Filing and the press release referenced above (a copy of which will be provided to the LP Counsel for its review as early as practicable prior to its filing), the Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the

Company shall provide the Purchasers with prior notice of such disclosure. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Purchaser. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations.

     4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not (i) for the satisfaction of any portion of the Company's debt (other than payment of trade payables, and accrued expenses in the ordinary course of the Company's business and consistent with prior practices), (ii) to redeem any Company equity or equity-equivalent securities, or (iii) to settle any outstanding litigation.

     4.8 Reimbursement. The Company shall indemnify and hold harmless each Purchaser and any of its Affiliates or any officer, director, partner, controlling Person, employee or agent of a Purchaser or any of its Affiliates (a "Related Person") from and against any and all Losses that such Purchaser or Related Person may suffer or incur, as incurred, arising out of or relating to
(a) any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or (b) any Proceeding brought by or against a Purchaser or Related Person by any third party with respect to the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such
Purchaser's representation, warranties or covenants under the Transaction Documents or any agreements or understandings that such Purchaser may have with any other Person or any violations by the Purchaser or any Related Person of state or federal securities laws or any conduct by such Purchaser or Related Person which constitutes fraud, gross negligence, willful misconduct or malfeasance). The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 6.4(c) below. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any Losses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses).

     4.9 Form S-3 Eligibility. The Company will take all commercially reasonable actions to remain eligible to register its Common Stock, including all Shares and Underlying Shares, for resale by the Purchasers using Form S-3 promulgated under the Securities Act.

                                   ARTICLE V
                                   CONDITIONS

     5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

          (b) Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

          (d) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would be expected to have or result in a Material Adverse Effect; and

          (e) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than three Trading Days (whether or not consecutive) solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market.

     5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

          (b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing.

                                   ARTICLE VI
                               REGISTRATION RIGHTS

     6.1 Shelf Registration

          (a) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Purchasers may consent) and shall contain (except if otherwise directed by the Purchasers) the "Plan of Distribution" attached hereto as Exhibit D.

          (b) The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the fifth anniversary of the Effective Date or such earlier date when all Registrable Securities covered by such Registration Statement have been sold publicly (the "Effectiveness Period").

          (c) The Company shall notify each Purchaser in writing promptly (and in any event within one Trading Day) after receiving notification from the Commission that the Registration Statement has been declared effective.

          (d) Upon the occurrence of any Event (as defined below) and on every monthly anniversary thereof until the applicable Event is cured, as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies available under this Agreement, at law or in equity), the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 0.5% of the aggregate purchase price paid by such Purchaser hereunder for the first month and 0.5% for each month thereafter, prorated for any partial month. The payments to which a Purchaser shall be entitled pursuant to this
     Section 6.1(d) are referred to herein as "Event Payments". Any Event Payments payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.


For such purposes, each of the following shall constitute an "Event":

               (i) the Registration Statement is not filed on or prior to the Filing Date; or

               (ii) the Company fails to respond in the applicable time period in Section 6.2(b)(iii).

     6.2 Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Not  less  than  three  Trading  Days  prior  to the  filing  of a
     Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i)
     furnish to each Purchaser and any counsel designated by any Purchaser (each, a "Purchaser Counsel") copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of each Purchaser and Purchaser Counsel (it being understood that such review must be completed within three Trading Days of receipt of the applicable documents),and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which Purchasers holding a majority of the Registrable Securities shall reasonably object.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Purchasers true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; (iv) on or before the third Business Days following receipt of notice by the Company that there shall be no review or no further review of the Registration Statement, file a request for acceleration of the effectiveness of the Registration Statement; and (v) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Purchasers of Registrable Securities to be sold and each applicable Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to each Purchaser Counsel a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any

     Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

          (e) Furnish to each Purchaser and its Purchaser Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (f) Promptly deliver to each Purchaser and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Purchasers evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market (it being understood that the Company will seek a waiver of NASDAQ Marketplace Rule 4310(c)(17)(D)).

          (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Purchasers and each applicable Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement.

          (i) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may request.

          (j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Cooperate with any due diligence investigation undertaken by the Purchasers in connection with the sale of Registrable Securities, including, without limitation, by making available any documents and information; provided that the Company will not deliver or make available to any Purchaser material, nonpublic information unless such Purchaser specifically requests in advance to receive material, nonpublic information in writing.

          (l) If Holders of a majority of the Registrable Securities being offered pursuant to a Registration Statement select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, by providing customary legal opinions, comfort letters and indemnification and contribution obligations.

          (m)  Comply  with  all  applicable   rules  and   regulations  of  the
     Commission.

In connection with the registration of the Registrable Securities, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser (or to make any payments or other damages to such Purchaser pursuant to Section 6.1) that such Purchaser shall furnish to the Company the Selling Stockholder Questionnaire set forth on Exhibit F hereto within five Trading Days of the Company's written request.


     6.3 Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the
Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and up to $5,000 in the aggregate for the Purchaser Counsels for the Purchasers, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market; provided, however, that the Company shall not be obligated to pay, if applicable, any underwriting discounts and commissions with respect to the Registrable Securities.

     6.4 Indemnification

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each
     Purchaser, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading,  except to the extent,  but only to the extent,  that
     (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or
     (ii) in the case of an  occurrence  of an event  of the type  specified  in
     Section 6.2(c)(v)-(vii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(vii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution. If a claim for indemnification under Section 6.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and
     Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6.5 Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), (vi) or (vii), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the

"Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

     6.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

     6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered, subject to customary underwriter's cutbacks in the event of any underwritten offering.

                                  ARTICLE VII
                                  MISCELLANEOUS

     7.1 Termination. This Agreement may be terminated by the Company or any Purchaser, by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

     7.2 Fees and Expenses. At the Closing, the Company shall pay to Iroquois Master Fund Ltd. an aggregate of $15,000 for their legal fees and expenses incurred in connection with its due diligence and the preparation and negotiation of the Transaction Documents. In lieu of the foregoing payment, Iroquois Master Fund Ltd. may retain such amount at the Closing. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

     7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents. Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Company Securities.

     7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given, ; provided that any notice given to the Purchasers pursuant to Section 4.5(b)(i) shall be given by facsimile and by e-mail (to the extent any e-mail address(es) are from time to time provided by any of the Purchasers to the Company) and any notice given by a Purchaser to the Company pursuant to Section 4.5(b)(ii) may be delivered by e-mail to the email notice described in the Offer. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

     7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers collectively purchasing at least 51% of the Shares or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Purchasers under Article VI and that does not directly or indirectly affect the rights of other Purchasers may be given by Purchasers holding at least a majority of the Registrable Securities to which such waiver or consent relates.

     7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers"; provided that this right hereunder may not be assigned in connection with any public sale of the Securities. Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

     7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.8 and each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

     7.9 Governing Law; Venue; Waiver Of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

     7.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable.

     7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

     7.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities, including, without limitation, the costs associated with any indemnity bond that may be required.

     7.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     7.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to the Additional Investment Rights or Warrants, or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     7.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

     7.18 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. The Company hereby confirms that it understands and agrees that the Purchasers are not acting as a "group" as that term is used in Section 13(d) of the Exchange Act. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiations of this Agreement and the Transaction Documents each party represents and confirms and that Proskauer Rose LLP represents only Iroquois Master Fund Ltd. in connection with this Agreement and the Transaction Documents.


                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.



                                    IPIX CORPORATION



                                    By:  /s/ Clara M. Conti
                                       -------------------------------------
                                    Name:  Clara M. Conti
                                    Title: President and Chief Executive Officer

                                    Address for Notice:

                                    Reston Executive Center
                                    12120 Sunset Hills Road
                                    Suite 410
                                    Reston, VA 20190
                                    Phone:  (703) 674-4100
                                    Fax: (703) 674-4101
                                    Attn: Chief Executive Officer



         With a copy to:            Winston & Strawn LLP
                                    1700 K Street, N.W.
                                    Washington, D.C. 20006
                                    Tel. No.:  (202) 282-5000
                                    Fax No.:  (202) 282-5100
                                    Attn:   Gerald P. Farano



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

                                    IROQUOIS MASTER FUND LTD.



                                    By:  /s/ Joshua Silverman
                                        ------------------------------------



                                    Name:  Joshua Silverman
                                    Title: Authorized Signatory

                                    Purchase Price:                      2.41

                                    Number of Units:                   829,876

                                    Additional Investment Right Shares: 49,793

                                    Warrant Shares:                    365,145

                                    Address for Notice:

                                    Iroquois Master Fund Ltd.
                                    641 Lexington Ave, 26th Floor
                                    New York, NY  10022
                                    Facsimile No.:  (212) 207-3452
                                    Telephone No.: (212) 974-3070
                                    Attn: Joshua Silverman


         With a copy to:            Proskauer Rose LLP
                                    1585 Broadway
                                    New York, New York 10036-8299
                                    Facsimile No.:  (212) 969-2900
                                    Telephone No.:  (212) 969-3000
                                    Attn:  Adam J. Kansler, Esq.

                                 TRUK INTERNATIONAL FUND, LP
                                    By: Atoll Asset Management, LLC



                                 By:  /s/ Michael E. Fein
                                     ------------------------------------



                                 Name:  Michael E. Fein
                                 Title: Principal of Atoll Asset Management, LLC

                                 Purchase Price:                      2.41

                                 Number of Units:                   17,427

                                 Additional Investment Right Shares: 1,046

                                 Warrant Shares:                     7,668

                                 Address for Notice:

                                 One East 52nd Street
                                 Sixth Floor
                                 New York, NY  10022
                                 Facsimile No.:  (212) 888-2224
                                 Telephone No.: (212) 888-0334
                                 Attn: Michael E. Fein

                                TRUK OPPORTUNITY FUND, LP
                                    By: Atoll Asset Management, LLC



                                 By:  /s/ Michael E. Fein
                                     ------------------------------------



                                 Name:  Michael E. Fein
                                 Title: Principal of Atoll Asset Management, LLC

                                 Purchase Price:                       2.41

                                 Number of Units:                   273,029

                                 Additional Investment Right Shares: 16,382

                                 Warrant Shares:                    120,133

                                 Address for Notice:

                                 One East 52nd Street
                                 Sixth Floor
                                 New York, NY  10022
                                 Facsimile No.:  (212) 888-2224
                                 Telephone No.: (212) 888-0334
                                 Attn: Michael E. Fein

                            GSSF MASTER FUND, LP



                            By:    /s/ E.B. Lyon, IV
                                  ----------------------------------
                            Name:  E.B. Lyon, IV
                            Title: Authorized Agent

                            Purchase Price:                      500,000.29

                            Number of Units:                     207,469

                            Additional Investment Right Shares:   12,493

                            Warrant Shares:                       91,287


                            Address for Notice:

                            100 Crescent Ct.
                            Ste. 490
                            Dallas, TX  75201
                            Facsimile No.: 214-871-6711
                            Telephone No.: 214-871-6752
                            Attn:  Tim Stobaugh

                            GRYPHON MASTER FUND, LP



                            By:    /s/ E.B. Lyon, IV
                                  ----------------------------------
                            Name:  E.B. Lyon, IV
                            Title: Authorized Agent

                            Purchase Price:                      500,000.29

                            Number of Units:                     207,469

                            Additional Investment Right Shares:   12,493

                            Warrant Shares:                       91,287


                            Address for Notice:

                            100 Crescent Ct.
                            Ste. 490
                            Dallas, TX  75201
                            Facsimile No.: 214-871-6711
                            Telephone No.: 214-871-6752
                            Attn:  Tim Stobaugh

                            SRG CAPITAL, LLC



                            By:    /s/ Yoav Roth
                                  ----------------------------------
                            Name:  Yoav Roth
                            Title: Portfolio Manager

                            Purchase Price:                      250,000

                            Number of Units:                     103,734

                            Additional Investment Right Shares:    6,224

                            Warrant Shares:                       45,643


                            Address for Notice:

                            120 Broadway, 40th Floor
                            New York, NY  10271
                            Facsimile No.: 212-571-1279
                            Telephone No.: 212-571-1244
                            Attn:  Yoav Roth

                            Email: yroth@srgcap.com; may@srgcap.com

                            GOOD STEWARD TRADING COMPANY SPC



                            By:    /s/ David M. Knott
                                  ----------------------------------
                            Name:  David M. Knott
                            Title: President
                                   Dorset Management Corp.

                            Purchase Price:

                            Number of Units:                       9,300

                            Additional Investment Right Shares:

                            Warrant Shares:


                            Address for Notice:

                            485 Underhill Blvd.
                            Suite 205
                            Syosset, NY  11791
                            Facsimile No.: 516-364-0879
                            Telephone No.: 516-364-0303
                            Attn:

                            ANNO, LP



                            By:    /s/ David M. Knott
                                  ----------------------------------
                            Name:  David M. Knott
                            Title: President
                                   Dorset Management Corp.

                            Purchase Price:

                            Number of Units:                       8,100

                            Additional Investment Right Shares:

                            Warrant Shares:


                            Address for Notice:

                            485 Underhill Blvd.
                            Suite 205
                            Syosset, NY  11791
                            Facsimile No.: 516-364-0879
                            Telephone No.: 516-364-0303
                            Attn:

                            SHOSHONE PARTNERS, LP



                            By:    /s/ David M. Knott
                                  ----------------------------------
                            Name:  David M. Knott
                            Title: President
                                   Dorset Management Corp.

                            Purchase Price:

                            Number of Units:                     123,800

                            Additional Investment Right Shares:

                            Warrant Shares:


                            Address for Notice:

                            485 Underhill Blvd.
                            Suite 205
                            Syosset, NY  11791
                            Facsimile No.: 516-364-0879
                            Telephone No.: 516-364-0303
                            Attn:

                            COMMONFUND HEDGED EQUITY CO.



                            By:    /s/ David M. Knott
                                  ----------------------------------
                            Name:  David M. Knott
                            Title: President
                                   Dorset Management Corp.

                            Purchase Price:

                            Number of Units:                      32,500

                            Additional Investment Right Shares:

                            Warrant Shares:


                            Address for Notice:

                            485 Underhill Blvd.
                            Suite 205
                            Syosset, NY  11791
                            Facsimile No.: 516-364-0879
                            Telephone No.: 516-364-0303
                            Attn:

                            MATTERHORN OFFSHORE FUND, LTD



                            By:    /s/ David M. Knott
                                  ----------------------------------
                            Name:  David M. Knott
                            Title: President
                                   Dorset Management Corp.

                            Purchase Price:

                            Number of Units:                     262,800

                            Additional Investment Right Shares:

                            Warrant Shares:


                            Address for Notice:

                            485 Underhill Blvd.
                            Suite 205
                            Syosset, NY  11791
                            Facsimile No.: 516-364-0879
                            Telephone No.: 516-364-0303
                            Attn:

                            KNOTT PARTNERS, LP



                            By:    /s/ David M. Knott
                                  ----------------------------------
                            Name:  David M. Knott
                            Title: General Partner

                            Purchase Price:

                            Number of Units:                     258,500

                            Additional Investment Right Shares:

                            Warrant Shares:


                            Address for Notice:

                            485 Underhill Blvd.
                            Suite 205
                            Syosset, NY  11791
                            Facsimile No.: 516-364-0879
                            Telephone No.: 516-364-0303
                            Attn:

                            BLUEGRASS GROWTH FUND, LP



                            By:    /s/ Brian Shatz
                                  ----------------------------------
                            Name:  Brian Shatz
                            Title: Managing Member, Bluegrass Growth Fund
                                   Partners, LLC

                            Purchase Price:                       $2.41

                            Number of Units:                     110,280

                            Additional Investment Right Shares:    6,617

                            Warrant Shares:                       48,523


                            Address for Notice:

                            122 E 42nd Street, Suite 2606
                            New York, NY  10168
                            Facsimile No.: 212-202-9624
                            Telephone No.: 212-682-2392
                            Attn:  Brian Shatz

                            BLUEGRASS GROWTH FUND, LTD



                            By:    /s/ Brian Shatz
                                  ----------------------------------
                            Name:  Brian Shatz
                            Title: Director

                            Purchase Price:                       $2.41

                            Number of Units:                     110,280

                            Additional Investment Right Shares:    6,617

                            Warrant Shares:                       48,523


                            Address for Notice:

                            122 E 42nd Street, Suite 2606
                            New York, NY  10168
                            Facsimile No.: 212-202-9624
                            Telephone No.: 212-682-2392

                            HORIZON OFFSHORE



                            By:    /s/ Geoffrey Nixon
                                  ----------------------------------
                            Name:  Geoffrey Nixon
                            Title: Director, Horizon Offshore

                            Purchase Price:                       $2.41

                            Number of Units:                       6,000

                            Additional Investment Right Shares:      360

                            Warrant Shares:                        2,640


                            Address for Notice:

                            MCM Associates
                            11 W. 42nd Street, 19th Floor
                            New York, NY  10036
                            Facsimile No.: 212-768-9601
                            Telephone No.: 212-782-0203
                            Attn:  Jim Crisler

                            MISSION PARTNERS



                            By:    /s/ Geoffrey Nixon
                                  ----------------------------------
                            Name: Geoffrey Nixon
                            Title:President, MCM Associates, GP Mission Partners

                            Purchase Price:                       $2.41

                            Number of Units:                       79,000

                            Additional Investment Right Shares:     4,740

                            Warrant Shares:                        34,760


                            Address for Notice:

                            MCM Associates
                            11 W. 42nd Street, 19th Floor
                            New York, NY  10036
                            Facsimile No.: 212-768-9601
                            Telephone No.: 212-782-0203
                            Attn:  Jim Crisler

                            LIBERTY NOMINEE



                            By:    /s/ Geoffrey Nixon
                                  ----------------------------------
                            Name: Geoffrey Nixon
                            Title:President, MCM Associates, GP Liberty Nominee

                            Purchase Price:                       $2.41

                            Number of Units:                       15,000

                            Additional Investment Right Shares:       900

                            Warrant Shares:                         6,600


                            Address for Notice:

                            MCM Associates
                            11 W. 42nd Street, 19th Floor
                            New York, NY  10036
                            Facsimile No.: 212-768-9601
                            Telephone No.: 212-782-0203
                            Attn:  Jim Crisler

                            [PURCHASER]



                            By:   Barrington Investors, L.P.
                                  Russell B. Faucett
                            Name:  /s/ Russell B. Faucett
                                  ------------------------------------
                            Title: General Partner

                            Purchase Price:                       $409,700

                            Number of Units:                       170,000

                            Additional Investment Right Shares:     10,200

                            Warrant Shares:                         74,800


                            Address for Notice:

                            Barrington Investors
                            2001 Wilshire Blvd., Suite 305
                            Santa Monica, CA  90403
                            Facsimile No.: 310-264-4847
                            Telephone No.: 310-264-4844
                            Attn:  Russell B. Faucett

                           [PURCHASER]



                            By: Barrington Partners, A California Limited Partnership
                                  Russell B. Faucett
                            Name:  /s/ Russell B. Faucett
                                  ------------------------------------
                            Title: General Partner

                            Purchase Price:                       $192,800

                            Number of Units:                        80,000

                            Additional Investment Right Shares:      4,800

                            Warrant Shares:                         35,200


                            Address for Notice:

                            Barrington Partners
                            2001 Wilshire Blvd., Suite 305
                            Santa Monica, CA  90403
                            Facsimile No.: 310-264-4847
                            Telephone No.: 310-264-4844
                            Attn:  Russell B. Faucett

                            NITE CAPITAL, LP



                            By:    /s/ Keith Goodman
                                 ---------------------------------
                            Name:  Keith Goodman
                            Title: Manager of the General Partner

                            Purchase Price:                       $500,000

                            Number of Units:                       207,469

                            Additional Investment Right Shares:     12,448

                            Warrant Shares:                         91,286


                            Address for Notice:

                            100 East Cook Avenue, Suite 201
                            Libertyville, IL  60048
                            Facsimile No.: 847-968-2648
                            Telephone No.: 847-968-2655
                            Attn:  Keith Goodman

                            BONANZA MASTER FUND LTD.



                            By:   /s/ Brian Ladin
                                 ---------------------------------
                            Name:  Brian Ladin
                            Title: Managing Director

                            Purchase Price:                     $1,000,000

                            Number of Units:                       392,157

                            Additional Investment Right Shares:     47,059

                            Warrant Shares:                        149,020


                            Address for Notice:

                            300 Crescent Court, Suite 1740
                            Dallas, TX  75205
                            ATTN:  Brian Ladin
                            Facsimile No.: 214-987-4342
                            Telephone No.: 214-615-7090

                            CRESCENT INTERNATIONAL LTD



                            By:   /s/ M. Craw    /s/ M. Brezzi
                                 ---------------------------------
                            Name:  M. Craw       M. Brezzi
                            Title: Authorized Signatories

                            Purchase Price:                       $400,000

                            Number of Units:                       165,975

                            Additional Investment Right Shares:      9,959

                            Warrant Shares:                         73,029


                            Address for Notice:

                            Crescent International Ltd.
                            c/o GreenLight (Switzerland) SA
                            84 Av. Louis-Casai
                            CH 1216 COINTRIN, Geneva, Switzerland
                            Facsimile No.: +41 22 791 7171
                            Telephone No.: =41 22 791 7256
                            Attn:  M. Craw / M. Brezzi

                            Email: info@greenlight.dmitrust.com

                            OMICRON MASTER TRUST

                            By:  Omicron Capital L.P., as advisor
                            By:  Omicron Capital, Inc., its General Partner

                            By:  /s/ Bruce Bernstein
                                --------------------------------
                            Name:  Bruce Bernstein
                            Title: Managing Partner

                            Subscription Amount:                $1,000,000

                            Purchase Price:

                            Number of Units:

                            Additional Investment Right Shares:

                            Warrant Shares:


                            Address for Notice:

                            Omicron Capital, LP
                            650 Fifth Avenue, 24th Floor
                            New York, NY  10019
                            Attn:  Bruce Bernstein
                            Facsimile No.: 212-258-2315
                            Telephone No.: 212-258-2300